Exhibit 10.17

MASTER REORGANIZATION AGREEMENT

by and among

Flowco Holdings Inc.

Flowco MergeCo LLC

and

the other parties hereto

Dated as of January [•], 2025

i

Exhibits

Exhibit A – Amended and Restated Certificate of Incorporation of Pubco

Exhibit B – Amended and Restated Bylaws of Pubco

Exhibit C – Internal Restructuring Steps

Exhibit D – Forms of IPO Liquidating Distribution Assignment and Assumption Agreements

Exhibit E – Post-Reclassification Company Agreement

Exhibit F – Form of Master Merger Agreement

Exhibit G- Tax Receivable Agreement

Exhibit H – Stockholders Agreement

Exhibit I – Registration Rights Agreement

Exhibit J – 2025 Equity and Incentive Plan

Schedules

Schedule I – Blocker Entities, Blocker Merger Subs and Blocker Entity Shareholders

Schedule II – Holdings Entity IPO Liquidating Distribution Schedules

MASTER REORGANIZATION AGREEMENT

MASTER REORGANIZATION AGREEMENT (this “Agreement”), dated as of [•], 2025, by and among Flowco Holdings Inc., a Delaware corporation (“Pubco”), Flowco MergeCo LLC, a Delaware limited liability company (the “Company”), GEC Estis Holdings, LLC, a Delaware limited liability company (“Estis Holdings”), Flowco Production Solutions, L.L.C., a Texas limited liability company (“FPS Holdings”), Flogistix Holdings, LLC, a Delaware limited liability company (“Flogistix Holdings”), WD Thunder CV Parallel Intermediate LLC, a Delaware limited liability company (“Flogistix Parallel Intermediate”), each Blocker Merger Sub, each Blocker Entity and each Blocker Entity Shareholder (each signatory to this Agreement, a “Party” and collectively the “Parties”).

RECITALS

WHEREAS, the Parties desire to facilitate an underwritten initial public offering (the “IPO”) of Pubco’s Class A Common Stock pursuant to a Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission (the “Registration Statement”);

WHEREAS, in connection with the IPO, the Parties desire to effect the Reorganization Transactions described herein;

WHEREAS, in connection with the consummation of the Reorganization Transactions and the IPO, the applicable Parties hereto intend to enter into the Reorganization Documents;

WHEREAS, the Pre-Reclassification Company LLC Agreement contemplates that, in connection with an initial public offering, the Company may undertake a reorganization to provide for, among other things, the exchange of the membership interests in the Company for common equity securities of a newly formed corporation that will act as the managing member of the Company and whose only material assets are the membership interests of the Company; and

WHEREAS, the Pre-Reclassification Company LLC Agreement contemplates that in connection with any transfer or assignment of equity interests in the Company in connection with the IPO, such transfers and the admission of any assignee as a member of the Company will be subject to limitations and terms as set forth therein, including (i) immediate redemption for cash or (ii) admission as a member of the Company, as applicable.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the Parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Certain Defined Terms.

(a) Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pre-Reclassification Company LLC Agreement.

(b) As used herein, the following terms shall have the following meanings:

“Amended and Restated Bylaws” has the meaning set forth in Section 2.1(a)(ii).

“Amended and Restated Certificate of Incorporation” has the meaning set forth in Section 2.1(a)(i).

“Blocker Entities” means each of the entities identified as “Blocker Entities” on Schedule I hereto.

“Blocker Merger Subs” means each of the entities identified as “Blocker Merger Subs” on Schedule I hereto.

“Blocker Entity Shareholder” means each of the entities identified as “Blocker Entity Shareholders” on Schedule I hereto.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in either New York, New York or Houston, Texas are authorized or required by applicable law to close.

“Class A Common Stock” shall mean Class A Common Stock, par value $0.0001 per share, of Pubco, having the rights set forth in the Amended and Restated Certificate of Incorporation.

“Class B Common Stock” shall mean Class B Common Stock, par value $0.0001 per share, of Pubco, having the rights set forth in the Amended and Restated Certificate of Incorporation.

“Common Stock” means, collectively, the Class A Common Stock and the Class B Common Stock.

“Common Units” means the “Common Units” as such term is defined in the Post-Reclassification Company LLC Agreement.

“Company Schedule of Members” means Schedule 2 to the Post-Reclassification Company LLC Agreement.

“Estis Holdings” has the meaning set forth in the preamble.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Flogistix Holdings” has the meaning set forth in the preamble.

“Flowco Holdings” has the meaning set forth in the preamble.

“Holdings Entity” and “Holdings Entities” means each of or collectively, as applicable, Estis Holdings, Flowco Holdings and Flogistix Holdings.

“Internal Restructurings” has the meaning set forth in Section 2.1(b).

“IPO Closing” means the initial closing of the sale of the Class A Common Stock in the IPO.

“IPO Liquidating Distributions” has the meaning set forth in the Post-Reclassification Company LLC Agreement.

“IPO Offering Expenses” means the amount of any IPO offering expenses borne by Pubco (as agreed in writing by Pubco and the Company, for which email shall be sufficient), but excluding the underwriting discount per share in the IPO, which offering expenses shall be the responsibility of the Company pursuant to Section 2.1(c).

“IPO Price Per Share” means the per share public offering price for the Class A Common Stock.

“IPO Unit Redemption” has the meaning set forth in the Pre-Reclassification Company LLC Agreement.

“Net IPO Price” means (i) the IPO Price Per Share less (ii) the underwriting discount per share paid to the underwriters in the IPO.

“Offering Amount” means an amount equal to the product of (i) the IPO Price Per Share multiplied by (ii) the number of shares of Class A Common Stock sold at the IPO Closing.

“Original Units” has meaning set forth in the Post-Reclassification Company LLC Agreement.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, estate, joint venture, governmental authority or other entity.

“Pre-Reclassification Company LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of the Company, dated as of June 20, 2024, by and among the Company and the other Persons listed on the signature pages thereto, as amended by that certain First Amendment thereto, dated as of December 15, 2024.

“Pricing” means such date and time as the Board or the pricing committee thereof determines to price the IPO and the IPO Price Per Share.

“Reorganization Documents” means each of the documents attached as an exhibit hereto and all other agreements and documents entered into in connection with the Reorganization Transactions.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.2 Other Definitional and Interpretative Provisions. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

ARTICLE II

THE REORGANIZATION

2.1 Transactions. Subject to the terms and conditions hereinafter set forth, and on the basis of and in reliance upon the representations, warranties, covenants and agreements set forth herein, the parties hereto shall take the actions described in this Section 2.1 (each, a “Reorganization Transaction” and, collectively, the “Reorganization Transactions”) in the following sequence (and, unless provided herein to the contrary, no step or sub-step in the sequence shall commence until the immediately preceding step or sub-step has been completed in its entirety):

(a) At or prior to the Pricing, the applicable parties shall have taken the actions set forth below (or caused such actions to take place):

(i) Pubco shall adopt and file with the Secretary of State of the State of Delaware an amended and restated certificate of incorporation of Pubco, in the form attached hereto as Exhibit A (the “Amended and Restated Certificate of Incorporation”); and

(ii) The Board shall adopt amended and restated bylaws of Pubco in the form attached hereto as Exhibit B (the “Amended and Restated Bylaws”); and

(iii) In accordance with Section 4.1(b) of the Amended and Restated Certificate of Incorporation, all shares of common stock, par value $0.01 per share, of Pubco issued and outstanding immediately prior to the filing of the Amended and Restated Certificate of Incorporation shall be recapitalized, reclassified and reconstituted into one fully paid and non-assessable share of Class A Common Stock, effective upon the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

(b) Following the Pricing and prior to the IPO Closing, the applicable parties shall take the actions set forth below (or cause such actions to take place):

(i) If not completed prior to the Pricing, each of the Holdings Entities, together with certain of their affiliates, shall undertake an internal restructuring, as described on Exhibit C hereto (the “Internal Restructurings”).

(ii) Following the completion of the Internal Restructurings, each Holdings Entity shall effectuate the IPO Liquidating Distributions pursuant to an Assignment and Assumption Agreement in substantially the forms set forth on Exhibit D hereto, and shall provide to the Company and PubCo a final Schedule II hereto, setting forth (x) their members and the number of Original Units assigned to such members in the IPO Liquidating Distributions and (y) the assignees and the number of Original Units assigned to such assignees in the IPO Liquidating Distributions that are subject to redemption under the Pre-Reclassification Company LLC Agreement.

(iii) Immediately following the IPO Liquidating Distributions, the Company shall effectuate the IPO Unit Redemption.

(iv) The Company shall: (x) amend and restate its limited liability company agreement in the form attached hereto as Exhibit E (the “Post-Reclassification Company LLC Agreement”) to reclassify all Original Units outstanding as of immediately prior to the IPO Closing (but after giving effect to the IPO Unit Redemption) into a number of Common Units as set forth in the Post-Reclassification Company LLC Agreement, and pursuant to which, among other things, (I) Pubco shall become the sole managing member of the Company and (II) after giving effect to the reclassification described above and the Blocker Mergers described in Section 2.1(b)(v) below, each of the Persons listed on the Company Schedule of Members (such Persons, the “Post-Reclassification Company Members”) shall be admitted members of the Company and shall own the number of Common Units set forth opposite such Post-Reclassification Company Member’s name on the Company Schedule of Members.

(v) On or prior to the date hereof, the Company shall have formed each of the Blocker Merger Subs. Pursuant to the master merger agreement, in the form attached hereto as Exhibit F (the “Merger Agreement”), each Blocker Merger Sub shall merge with and into its respective Blocker Entity, with such Blocker Entity continuing as the surviving company of such merger and becoming a wholly-owned subsidiary of Pubco. At the effective time of the Blocker Merger Agreements, (x) the Company shall sell to Pubco, and Pubco shall repurchase from the Company, the one (1) share of Class A Common Stock it will then hold (after giving effect to the Reorganization Transactions described in the foregoing Section 2.1(a)(iii)) for $10, and such share shall be immediately cancelled, and (y) each Blocker Entity Shareholder shall receive the number of shares of Class A Common Stock equal to the number of Common Units owned by each such Blocker Entity, respectively, at the effective time of the Blocker Merger Agreements (the mergers described in this Section 2.1(b)(v), the “Blocker Mergers”).

(vi) Pursuant to the Merger Agreement, (x) substantially concurrently following each Blocker Merger, the surviving Blocker Entity thereof shall merge with and into Pubco, with Pubco surviving each such merger (the “Pubco Mergers”) and (y) substantially concurrently following the Pubco Mergers, Flogistix Parallel Intermediate shall merge with and into Pubco, with Pubco surviving such merger.

(vii) Pubco shall issue to each Post-Reclassification Company Member a number of shares of Class B Common Stock equal to the number of Common Units owned by each such Post-Reclassification Company Member after giving effect to the Reorganization Transactions described in the foregoing Sections 2.1(b)(i)-(vi).

(viii) The Company, the Blocker Shareholders, Pubco and the Post-Reclassification Company Members shall enter into a Tax Receivable Agreement in the form attached hereto as Exhibit G.

(ix) Pubco, the Blocker Shareholders and the applicable Post-Reclassification Company Members shall enter into a Stockholders Agreement in the form attached hereto as Exhibit H.

(x) Pubco, the applicable Post-Reclassification Company Members (other than Pubco), and the Blocker Shareholders shall enter into a Registration Rights Agreement in the form attached hereto as Exhibit I.

(xi) Pubco will adopt a 2025 Equity and Incentive Plan substantially in the form attached hereto as Exhibit J, providing for the issuance of up to [•] shares of Class A Common Stock as further described in the Registration Statement, which plan has been approved by the board of directors of Pubco and by the Company as the sole stockholder of Pubco.

(c) Immediately following the IPO Closing, Pubco shall acquire from the Company, at a price per Common Unit equal to the IPO Price Per Share (such that the Company shall economically bear the underwriting discount per share paid in the IPO Closing) an aggregate number of Common Units equal to the number of shares of Class A Common Stock sold in the IPO Closing; provided that for administrative convenience and subject to the following sentence, the net amount per Common Unit paid to the Company by Pubco shall be the Net IPO Price. The aggregate purchase price for such Common Units will be paid in cash by Pubco to, or at the direction of, the Company; provided that Pubco may reduce the amount paid thereby by the amount of any IPO Offering Expenses.

(d) If at any time following the IPO Closing the underwriters exercise their option to purchase additional shares of Class A Common Stock from Pubco, Pubco shall acquire from the Company, at a price per Common Unit equal to the IPO Price Per Share (such that the Company shall economically bear the underwriting discount per share paid with respect thereto), an aggregate number of additional Common Units equal to the number of additional shares of Class A Common Stock so purchased by the underwriters; provided that for administrative convenience and subject to the following sentence, the net amount per Common Unit paid to the Company by Pubco shall be the Net IPO Price. The aggregate purchase price for such Common Units will be paid in cash by Pubco to, or at the direction of, the Company; provided that Pubco may reduce the amount paid thereby by the amount of any additional IPO Offering Expenses borne by Pubco and not otherwise reimbursed (whether pursuant to Section 2.1(c) or otherwise).

(e) At the Closing, the Company will pay the applicable amounts payable in connection with the IPO Unit Redemption.

2.2 Consent to Reorganization Transactions.

(a) Each of the parties hereto hereby acknowledges, agrees and consents to all of the Reorganization Transactions. Each of the parties hereto shall take all reasonable action necessary or appropriate in order to effect, or cause to be effected, each of the Reorganization Transactions and the IPO.

(b) The parties hereto shall deliver to each other, as applicable, prior to or at the IPO Closing, each of the Reorganization Documents to which it is a party, together with any other documents and instruments necessary or appropriate to be delivered in connection with the Reorganization Transactions.

2.3 No Liabilities in Event of Termination; Certain Covenants.

(a) [In the event that the IPO is abandoned or, unless the Board, the Company, Estis Holdings, Flowco Holdings and Flogistix Holdings otherwise agree, the IPO Closing has not occurred by [•], 2025, (a) this Agreement shall automatically terminate and be of no further force or effect except for this Section 2.3 and Article IV and Article V and (b) there shall be no liability on the part of any of the parties hereto, except that such termination shall not preclude any party from pursuing judicial remedies for damages and/or other relief as a result of the breach by the other parties of any representation, warranty, covenant or agreement contained herein prior to such termination.]

(b) In the event that this Agreement is terminated for any reason after the consummation of any Reorganization Transaction, but prior to the consummation of all of the Reorganization Transactions, the parties agree, as applicable, to cooperate and work in good faith to execute and deliver such agreements and consents and amend such documents and to effect such transactions or actions as may be necessary to re-establish the rights, preferences and privileges that the parties hereto had, if any, prior to the consummation of the Reorganization Transactions, or any part thereof, including, without limitation, voting any and all securities owned by such party in favor of any amendment to any organizational document and in favor of any transaction or action necessary to re-establish such rights, powers and privileges and causing to be filed all necessary documents with any governmental authority necessary to reestablish such rights, preferences and privileges.

(c) For the avoidance of doubt, each party hereto acknowledges and agrees that until the consummation of the Reorganization Transactions: (i) the parties hereto shall not receive or lose any voting, governance or similar rights in connection with this Agreement or the Reorganization Transactions and (ii) the rights of the parties hereto under the Pre-Reclassification Company LLC Agreement shall not be effected.

(d) Each Holdings Entity shall be solely responsible for the calculations and information set forth on the final Schedule II referenced below, and shall hold harmless and indemnify the Company and Pubco as set forth in the Pre-Reclassification Company LLC Agreement. Without limiting the generality of the foregoing, each Holdings Entity agrees to indemnify and hold harmless the Company, Pubco and their respective officers and directors with respect to any claims against the Company, Pubco and their respective officers and directors by any assignee of such Holdings Entity, and any expense, liability or loss related thereto, in connection with any IPO Liquidating Distribution, including the execution and delivery by such Holdings Entity of the Pre-Reclassification Company LLC Agreement (and any amendment thereto), the determination of allocations to such assignee by such Holdings Entity, and any repurchases and redemptions of Original Units made by the Company in accordance with this Agreement and the Pre-Reclassification Company LLC Agreement.

ARTICLE III

IPO AND RELATED MATTERS

3.1 Underwriting Agreement. In connection with the IPO, each of Pubco and the Company shall have entered into an underwriting agreement relating to the IPO (the “Underwriting Agreement”), with JPMorgan Securities LLC, Jefferies LLC and Piper Sandler & Company, as representatives of the several underwriters named therein, subject to the right of each party thereto to elect not to enter into the Underwriting Agreement at its sole discretion.

3.2 Use of IPO Proceeds. Pubco shall use proceeds from the IPO as set forth in the Underwriting Agreement, including to contribute cash to the Company in exchange for Common Units in accordance with Section 2.1(c) and (d), and the Company shall use such proceeds as set forth in the Underwriting Agreement, including the IPO Unit Redemption.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of Each Party. Each Party hereto hereby represents and warrants to each of the other Parties hereto as follows:

(a) Such Party, if an entity, is a corporation, limited partnership or limited liability company, as applicable, duly organized, validly existing and in good standing (where such concept exists) under the Laws of the jurisdiction of its organization, and has all requisite corporate, partnership or limited liability company, as applicable, power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to have such power, authority and governmental approvals would not have, individually or in the aggregate, a material adverse effect on such Party or on the consummation of the transactions contemplated hereby;

(b) The execution, delivery and performance by such Party of this Agreement and of the applicable Reorganization Documents, to the extent a Party thereto, has been, or prior to the Pricing will be, duly authorized by all necessary action. If such party is not an individual, such party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

(c) Such party has, or prior to the Pricing will have, the requisite power, authority, legal right and, if such party is an individual, legal capacity, to execute and deliver this Agreement and each of the Reorganization Documents, to the extent a party thereto, and to consummate the transactions contemplated hereby and thereby, as the case may be;

(d) This Agreement and each of the Reorganization Documents to which it is a party has been (or when executed will be) duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing;

(e) Neither the execution, delivery and performance by such party of this Agreement and the Reorganization Documents, to which it is a party, nor the consummation by such party of the transactions contemplated hereby and thereby, nor compliance by such party with the terms and provisions hereof or thereof, will, directly or indirectly (with or without notice or lapse of time or both), (i) if such party is not an individual, contravene or conflict with, or result in a breach or termination of, or constitute a default under (or with notice or lapse of time or both, result in the breach or termination of or constitute a default under) the organizational documents of such party, (ii) constitute a violation by such party of any existing requirement of law applicable to such party or any of its properties, rights or assets or (iii) require the consent or approval of any Person, except, in the case of the foregoing clauses (ii) and (iii), as would not reasonably be expected to result in, individually or in the aggregate, a material adverse effect on the ability of such party to consummate the transactions contemplated hereby and thereby; and

(f) Each Party acknowledges and agrees that the Company and PubCo are making no representation or warranty as to the U.S. federal, state, local, foreign or other tax consequences to any Party as a result of the transactions contemplated by this Agreement. Each Party understands that such Party (and not the Company or PubCo) will be responsible for such Party’s own tax liability that may arise as a result of the transactions contemplated hereby.

4.2 Representations and Warranties of Holdings Entities. Each Holdings Entity hereby represents and warrants to each of the other Parties hereto as follows:

Schedule II sets forth, with respect to such Holdings Entity, (i) a list of each member of such Holdings Entity, (ii) the applicable current membership interests of such Holdings Entity owned by each such member, (iii) the number of Common Units issuable to such member assuming (A) a liquidating distribution of all Original Units owned by such Holdings Entity to its members based on (1) an IPO Price of $[•] per share of Class A Common Stock, net if underwriting discounts, an effective date for such distribution on January [•], 2025, (iv) notations whether or not the Original Units assignable to each such member are subject to the IPO Unit Redemption in accordance with the Pre-Reclassification Company LLC Agreement. and (v) information setting forth (A) the record name of such member and address, and (B) tax identification number. For each member subject to the IPO Unit Redemption, each Holdings Entity shall also provide a letter setting forth, in addition to the information in clauses (iv) and (v), wire transfer instructions for delivery of cash consideration in connection with the IPO Unit Redemption, and other information reasonably requested by Pubco and the Company (the “Distribution Instruction Letter”). Pubco and the Company are entitled to rely on such final Schedule II and the Distribution Instruction Letter for purposes of effecting the transfer of Original Units and the IPO Unit Redemption, as well as the effect of the Blocker Mergers.

4.3 Representations and Warranties of Pubco. Pubco hereby represents and warrants to each of the other Parties hereto as follows:

(a) The Class A Common Stock issued in accordance with Section 2.1(b)(v) will be duly authorized, validly issued, fully paid and nonassessable and will be issued free and clear of any liens other than as arising under applicable securities laws or pursuant to any contractual “lock-up” agreements entered into in connection with the IPO.

4.4 Representations and Warranties of the Blocker Entity Shareholders. Each Blocker Entity Shareholder hereby represents and warrants to each of the other Parties hereto as follows:

(a) The Class A Common Stock to be issued to such Blocker Entity Shareholder are being acquired for the Blocker Entity Shareholder’s own account, for investment purposes and not with a view to or for sale in connection with the distribution thereof within the meaning of Section 2(a)(11) of the Securities Act.

(b) Such Blocker Entity Shareholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Blocker Entity Shareholder’s investment in the Class A Common Stock; the Blocker Entity Shareholder has the ability to bear the economic risks of such investment; the Blocker Entity Shareholder has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement; and the Blocker Entity Shareholder has had an opportunity to ask questions and to obtain such financial and other information regarding Pubco as the Blocker Entity Shareholder deems necessary or appropriate in connection with evaluating the merits of such investment.

(c) Such Blocker Entity Shareholder qualifies as an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

ARTICLE V

MISCELLANEOUS

5.1 Amendments and Waivers. This Agreement (including the Exhibits) may be modified, amended or waived only with the written approval of Pubco, the Company, Estis Holdings, Flowco Holdings and Flogistix Holdings; provided, however, that any modification, amendment or waiver that would affect any other party hereto in a manner materially and disproportionately adverse to such party shall be effective against such party so materially and adversely affected only with the prior written consent of such party, such consent not to be unreasonably withheld or delayed. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Notwithstanding anything to the contrary in this Section 4.1, nothing in this Section 4.1 shall be deemed to contradict the provisions of Section 2.3 hereof.

5.2 Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

5.3 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including electronic mail (“e-mail”) transmission, so long as a receipt of such e-mail is requested and not received by automated response). All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt. All such notices, requests and other communications to any party hereunder shall be given to such party as follows:

If to Pubco or the Company, addressed to it at:

Flowco Holdings Inc.

1300 Post Oak Blvd., Suite 450

Houston, Texas 77056

Attention: Joseph R. Edwards, Chief Executive Officer

E-mail: joebob.edwards@flowco-inc.com

With copies (which shall not constitute notice) to:

Sidley Austin LLP

1000 Louisiana, Suite 5900

Houston, TX 77002

Attention: David C. Buck; John W. Stribling

E-mail:   dbuck@sidley.com

     john.stribling@sidley.com

If to Flogistix Holdings, addressed to it at:

Flogistix Holdings, LLC

c/o White Deer Management LLC

700 Louisiana, Suite 4770

Houston, TX 77002

Attention: Varun Babbili

E-mail: vbabbili@whitedeerenergy.com

With copies (which shall not constitute notice) to:

Vinson Elkins LLP

Houston, TX 77002

Attention: Robert Seber; Michael Marek

Email:  rseber@velaw.com; mmarek@velaw.com

If to either Estis Holdings or Flowco Holdings, addressed to it at:

c/o GEC Advisors

2415 West Alabama Street, Suite 220

Houston, TX 77098

Attention: Jonathan B. Fairbanks

E-mail: Jonathan@geclp.com

If to any Blocker Entity or Blocker Entity Shareholder, addressed to it at the last-known address of such Person.

If to any other party, at the address or e-mail address specified for such party on the Company Schedule of Members or to such other address or e-mail address as such party may hereafter specify for the purpose by notice to the other parties hereto.

5.4 Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

5.5 Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, together with the Reorganization Documents, embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

5.6 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to the conflicts of law rules of such State that would result in the application of the laws of any other State.

5.7 Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its affiliates or against any party or any of its affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.3 shall be deemed effective service of process on such party.

5.8 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.9 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

5.10 Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

5.11 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile, e-mail or .pdf format signature(s).

5.12 Expenses. Unless otherwise provided in the Reorganization Documents, all costs and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such cost or expense.

5.13 Tax Matters.

(a) The Parties intend that for U.S. federal (and applicable state and local) income tax purposes: (i) the distributions by each Holdings Entity pursuant to the IPO Liquidating Distributions will each qualify as a distribution under Section 731(a) of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) the IPO Unit Redemption and Pubco’s contribution of the IPO proceeds, to the extent used to fund the IPO Unit Redemption, to the Company, taken together, will be treated as the purchase of such Original Units subject to the IPO Unit Redemption; (iii) the exchanges described in Section 2.1(b)(iv) shall be treated as a transaction described in Section 721 of the Code in a manner consistent with IRS Rev. Rul. 84-52, 1984-1 CB 157 and IRS Rev. Rul. 86-101, 1986-2 CB 94; and (iv) each of the Blocker Mergers, taken together with the relevant Blocker Entity merging upstream into Pubco (or into a disregarded entity of Pubco) in accordance with Section 2.1(b)(vi), the Blocker Merger Agreement and the Pubco Merger Agreement, will constitute an integrated plan that qualifies as a reorganization within the meaning of Section 368(a)(1)(A) of the Code, and the documents effectuating the Blocker Mergers and each Blocker Entity merger into Pubco, and this Agreement, shall constitute a plan of reorganization for purposes of Section 368 of the Code and the Treasury Regulations promulgated thereunder (collectively, the “Intended Tax Treatment”). Each Party will report and file all applicable U.S. federal and applicable state and local income tax returns consistent with the Intended Tax Treatment, except as otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code or any corresponding or similar provision of Law.

(b) Each Party will use its respective reasonable best efforts to cause the actions described in Section 2.1(b)(ii)-(vi) (the “Reorganization Transactions”) to qualify for the Intended Tax Treatment, and no Party shall (or shall permit any of its affiliates to) take or cause to be taken any action that is not specifically contemplated by this Agreement (or any agreement contemplated hereby) which action, to its knowledge, would reasonably be expected to prevent or impede the Reorganization Transactions from qualifying for the Intended Tax Treatment.

(c) Each Party acknowledges and agrees that no other Party is making any representation or warranty as to the U.S. federal, state, local, foreign or other tax consequences to any Party hereto as a result of the Reorganization Transactions. Each of the Parties has reviewed with its own tax advisor the U.S. federal, state and local tax consequences of the Reorganization Transactions. Each Party understands that, notwithstanding any other provision of this Agreement to the contrary, it will be responsible for its own tax liability, if any, that may arise as a result of the Reorganization Transactions.

IN WITNESS WHEREOF, the parties hereto have executed this Reorganization Agreement as of the date first above written.

FLOWCO HOLDINGS INC.

By:
Name: Joseph R. Edwards
Title: Chief Executive Officer

FLOWCO MERGECO LLC

By:
Name: Joseph R. Edwards
Title: Chief Executive Officer

ESTIS HOLDING LLC

By:
Name:
Title:

FLOWCO PRODUCTION SOLUTIONS, L.L.C.

By:
Name:
Title:

FLOGISTIX HOLDINGS LLC

By:
Name:
Title:

GEC III-GI Estis Blocker Corp.

By:
Name: Jonathan B. Fairbanks
Title:

GEC III-B-GI LP
By: GEC Group B Ltd., its general partner

By:
Name: Jonathan B. Fairbanks
Title:

GEC III-GI FPS Blocker Corp.

By:
Name: Jonathan B. Fairbanks
Title:

GEC III-GI LP

By: GEC Capital Group III, LP, its general partner
By: GEC Group Ltd., its general partner

By:
Name: Jonathan B. Fairbanks
Title:

[Signature Page to the Reorganization Agreement]

WD Thunder CV Parallel Blocker LP
By: WD Thunder CV GP LP, its General Partner

By: WD Thunder CV Ultimate GP LLC, its General Partner

By:
Name: Varun Babbili
Title: Manager

WDE Flogistix Upper FI, LLC
By:	WD Thunder CV GP LP, its Manager

By:	WD Thunder CV Ultimate GP LLC, its General Partner

By:
Name: Varun Babbili
Title: Manager

WDE Flogistix Upper TE, LLC
By: WD Thunder CV GP LP, its Manager

By: WD Thunder CV Ultimate GP LLC, its General Partner

By:
Name: Varun Babbili
Title: Manager

WD Thunder CV Parallel LP
By: WD Thunder CV GP LP, its General Partner

By: WD Thunder CV Ultimate GP LLC, its General Partner

By:
Name: Varun Babbili
Title: Manager

WD Thunder CV IND LP
By: WD Thunder CV GP LP, its General Partner

By: WD Thunder CV Ultimate GP LLC, its General Partner

By:
Name: Varun Babbili
Title: Manager

WD Thunder CV Parallel Intermediate LLC
By: WD Thunder CV GP LP, its Manager

By: WD Thunder CV Ultimate GP LLC, its General Partner

By:
Name: Varun Babbili
Title: Manager

WD Thunder CV LP
By: WD Thunder CV GP LP, its General Partner

By: WD Thunder CV Ultimate GP LLC, its General Partner

By:
Name: Varun Babbili
Title: Manager

Exhibit A

Amended and Restated Certification of Incorporation of Flowco Holdings Inc.

Exhibit B

Amended and Restated Bylaws of Flowco Holdings Inc.

Exhibit C

Internal Restructuring Steps

Exhibit D

Forms of IPO Liquidating Distribution Assignment and Assumption Agreements

Exhibit E

Post-Reclassification Company Agreement

Exhibit F

Form of Master Merger Agreement

AGREEMENT AND PLAN OF MERGER

by and among

FLOWCO HOLDINGS INC.

FLOWCO MERGECO LLC

THE MERGER SUBS (AS DEFINED HEREIN)

AND

OTHER PARTIES HERETO

Dated as of January [•], 2025

Exhibits

Exhibit A-1 – Certificate of Merger (Merger I)

Exhibit A-2 – Certificate of Merger (Merger II)

Exhibit A-3 – Certificate of Merger (Merger III)

Exhibit A-4 – Certificate of Merger (Merger IV)

Exhibit A-5 – Certificate of Merger (Merger V)

Exhibit B-1 – Certificate of Merger (Pubco Mergers)

Exhibit C – Certificate of Merger (Parallel Intermediate Merger)

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of [•], 2025, is entered into by and among WD Thunder CV LP, a Delaware limited partnership (“WD Thunder CV LP”), WD Thunder CV IND LP, a Delaware limited partnership (“WD Thunder CV IND”), WD Thunder CV Parallel LP, a Delaware limited partnership (“WD Thunder CV Parallel” and together with WD Thunder CV LP and WD Thunder CV IND, the “Flogistix Blocker Shareholders”), GEC Partners III GI LP, a Delaware limited partnership (the “FPS Blocker Shareholder”), GEC Partners III-B – GI LP, a Delaware limited partnership (the “Estis Blocker Shareholder” and together with the Estis Blocker Shareholder and the Flogistix Blocker Shareholders, the “Blocker Shareholders”), WDE Flogistix Upper TE, LLC, a Delaware limited liability company (“Flogistix Upper TE”), WDE Flogistix Upper FI, LLC, a Delaware limited liability company (“Flogistix Upper FI”), WD Thunder CV Parallel Blocker LP, a Delaware limited partnership (“Flogistix Parallel Blocker”), GEC III-GI Estis Blocker Corp., a Delaware corporation (“Estis Blocker”), GEC III-GI FPS Blocker Corp., a Delaware corporation (“FPS Blocker” and together with Flogistix Upper TE, Flogistix Upper FI, Flogistix Parallel Blocker and Estis Blocker, the “Blocker Entities”), WD Thunder CV Parallel Intermediate LLC, a Delaware limited liability company (“Flogistix Parallel Intermediate”), Flowco Holdings Inc., a Delaware corporation (“Pubco”), Flowco MergeCo LLC, a Delaware limited liability company (“OpCo”), and the Merger Subs (as defined below). Capitalized terms used but not defined herein have the meaning ascribed in the Master Reorganization Agreement, dated as of [•], 2025 (“Reorganization Agreement”) by and among the Parties . The parties to this Agreement are referred to herein collectively as the “Parties” and each individually as a “Party”.

RECITALS

WHEREAS, the Parties have entered into the Reorganization Agreement in order to facilitate an underwritten initial public offering (the “IPO”) of Pubco’s Class A Common Stock;

WHEREAS, on or prior to the date hereof, Pubco formed Flowco Merger Sub I, Inc., a Delaware corporation (“Merger Sub I”), Flowco Merger Sub II, Inc., a Delaware corporation (“Merger Sub II”) and Flowco Merger Sub III, Inc., a Delaware corporation (“Merger Sub III”), Flowco Merger Sub IV Inc., a Delaware corporation (“Merger Sub IV”) and Flowco Merger Sub V Inc., a Delaware corporation (“Merger Sub V” and together with Merger Sub I, Merger Sub II, Merger Sub III and Merger Sub IV, the “Merger Subs”), in each case, solely for purposes of effectuating the respective Merger Sub Mergers (as defined below) and as direct, wholly-owned Subsidiaries of Pubco;

WHEREAS, the Parties desire to enter into this Agreement to effect certain reorganization transactions in furtherance of the IPO as contemplated by the Reorganization Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

THE MERGERS

1.1 Mergers.

(a) In accordance with the terms set forth herein and in the Certificate of Merger in the respective forms of Exhibit A-1 through Exhibit A-5 attached hereto, the following will occur simultaneously:

(i) Merger Sub I will merge with and into Estis Blocker (“Merger I”), with Estis Blocker as the surviving corporation;

(ii) Merger Sub II will merge with and into FPS Blocker (“Merger II”), with FPS Blocker as the surviving corporation;

(iii) Merger Sub III will merge with and into Flogistix Parallel Blocker (“Merger III”), with Flogistix Parallel Blocker as the surviving limited partnership;

(iv) Merger Sub IV will merge with and into Flogistix Upper TE (“Merger IV”), with Flogistix Upper TE as the surviving limited liability company; and

(v) Merger Sub V will merge with and into Flogistix Upper FI (“Merger V” and together with Merger I, Merger II, Merger III and Merger IV, the “Merger Sub Mergers” and each individually, a “Merger Sub Merger”), with Flogistix Upper FI as the surviving limited liability company.

(b) In accordance with the terms set forth herein and in the Certificate of Merger in the respective form of Exhibit B attached hereto, immediately following the Merger Sub Mergers, each of the Surviving Companies (as defined below) will merge with and into Pubco (collectively, the “Pubco Mergers”), with Pubco as the surviving corporation.

(c) In accordance with the terms set forth herein and in the Certificate of Merger in the form of Exhibit C attached hereto, immediately following the Pubco Mergers, Flogistix Parallel Intermediate will merge with and into Pubco (the “Parallel Intermediate Merger” and together with the Pubco Mergers and the Merger Sub Mergers, the “Mergers” and each individually, a “Merger”), with Pubco as the surviving corporation.

1.2 Closing.

(a) The closing of each Merger (each, a “Closing”) shall take place, in the order set forth herein, contemporaneously with the execution and delivery of this Agreement on the date hereof (the “Closing Date”). Upon execution and delivery of this Agreement, there are no conditions to any Party’s obligations to consummate each Closing.

(b) On the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law (the “DGCL”), the Delaware Limited Liability Company Act (the “Act”) and the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”), and in reliance on the representations, warranties and covenants made or given in this Agreement:

(i) at the Closing of Merger I, Merger Sub I shall be merged with and into Estis Blocker and the separate corporate existence of Merger Sub I shall thereupon cease, and Estis Blocker shall be the surviving corporation in Merger I under the DGCL (sometimes hereinafter referred to as the “Surviving Company I”). Upon consummation of Merger I, Surviving Company I shall be a direct, wholly-owned Subsidiary of Pubco;

(ii) at the Closing of Merger II, Merger Sub II shall be merged with and into FPS Blocker and the separate corporate existence of Merger Sub II shall thereupon cease, and FPS Blocker shall be the surviving corporation in Merger II under the DGCL (sometimes hereinafter referred to as the “Surviving Company II”). Upon consummation of Merger II, Surviving Company II shall be a direct, wholly-owned Subsidiary of Pubco;

(iii) at the Closing of Merger III, Merger Sub III shall be merged with and into Flogistix Parallel Blocker and the separate corporate existence of Merger Sub III shall thereupon cease, and Flogistix Parallel Blocker shall be the surviving limited partnership in Merger III under the DGCL and the DRULPA (sometimes hereinafter referred to as the “Surviving Company III”). Upon consummation of Merger III, Surviving Company III shall be a direct, wholly-owned Subsidiary of Pubco;

(iv) at the Closing of Merger IV, Merger Sub IV shall be merged with and into Flogistix Upper TE and the separate corporate existence of Merger Sub IV shall thereupon cease, and Flogistix Upper TE shall be the surviving limited liability company in Merger IV under the DGLC and the Act (sometimes hereinafter referred to as the “Surviving Company IV”). Upon consummation of Merger IV, Surviving Company IV shall be a direct, wholly-owned Subsidiary of Pubco;

(v) at the Closing of Merger V, Merger Sub V shall be merged with and into Flogistix Upper FI and the separate corporate existence of Merger Sub V shall thereupon cease, and Flogistix Upper FI shall be the surviving limited liability company in Merger V under the DGLC and the Act (sometimes hereinafter referred to as the “Surviving Company V” and together with Surviving Company I, Surviving Company II, Surviving Company III and Surviving Company IV, the “Surviving Companies”). Upon consummation of Merger V, Surviving Company V shall be a direct, wholly-owned Subsidiary of Pubco;

(vi) immediately following the Merger Sub Mergers, the Surviving Companies shall be merged with and into Pubco and the separate corporate, limited liability company and limited partnership existence, as applicable, of each of the Surviving Companies shall thereupon cease, and Pubco shall be the surviving corporation under the DGLC, the DRULPA and the Act; and

(vii) immediately following the Pubco Mergers, Flogistix Parallel Intermediate shall be merged with and into Pubco and the separate limited liability company existence of Flogistix Parallel Intermediate shall thereupon cease, and Pubco shall be the surviving corporation under the DGCL and the DRULPA.

(c) At or prior to the Closing, each Blocker Shareholder shall deliver to Pubco a properly completed and duly executed IRS Form W-9.

1.3 Effective Time. Concurrently with the Closing of the Mergers, the Parties will cause certificate of mergers, in the form attached hereto as Exhibit A, to be executed and duly filed with the Secretary of State of the State of Delaware (the effective time of each Merger on the Closing Date as specified in the applicable certificate of merger, the “Applicable Merger Effective Time”) and shall make all other filings or recordings required under the DGCL, the Act, or the DRULPA, if any, to effect the Mergers.

1.4 Tax Consequences. The Parties intend that, for U.S. federal (and applicable state and local) income tax purposes, each Merger Sub Merger, taken together with the applicable Pubco Merger in accordance with Exhibit A through Exhibit C will constitute an integrated plan that qualifies as a reorganization within the meaning of Section 368(a)(1)(A) of the Code, and the documents effectuating such Merger Sub Merger and the applicable Pubco Merger, and this Agreement, shall constitute a plan of reorganization for purposes of Section 368 of the Code and the Treasury Regulations promulgated thereunder (the “Intended Tax Treatment”). Each Party will report and file all applicable U.S. federal and applicable state and local income tax returns consistent with, and not take any action or position inconsistent with, the Intended Tax Treatment, except as otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code.

ARTICLE II

EFFECT OF THE MERGER ON CAPITAL STOCK

2.1 Effect on Equity Interests of Non-Surviving Persons.

(a) At the Applicable Merger Effective Time, by virtue of Merger I and without any action on the part of any Person, (i) all of the capital stock of Estis Blocker issued and outstanding as of immediately prior to the Applicable Merger Effective Time shall automatically be canceled, (ii) Pubco shall issue to the Estis Blocker Shareholder, the current sole shareholder of Estis Blocker, [•] shares of Class A Common Stock, and (iii) Estis Blocker will issue to Pubco one share of common stock of Estis Blocker.

(b) At the Applicable Merger Effective Time, by virtue of Merger II and without any action on the part of any Person, (i) all of the capital stock of FPS Blocker issued and outstanding as of immediately prior to the Applicable Merger Effective Time shall automatically be canceled, (ii) Pubco shall issue to the FPS Blocker Shareholder, the current sole shareholder of FPS Blocker, [•] shares of Class A Common Stock, and (iii) FPS Blocker will issue to Pubco one share of common stock of FPS Blocker.

(c) At the Applicable Merger Effective Time, by virtue of Merger III and without any action on the part of any Person, (i) all of the limited partnership interest of Flogistix Parallel Blocker issued and outstanding as of immediately prior to the Applicable Merger Effective Time shall automatically be canceled, (ii) Pubco shall issue to WD Thunder CV Parallel, the current sole limited partner of Flogistix Parallel Blocker, [•] shares of Class A Common Stock, (iii) the existing general partner interest of Flogistix Parallel Blocker issued and outstanding as of immediately prior to the Applicable Merger Effective Time shall automatically be canceled without consideration, and (iv) OpCo will be issued a general partner interest and admitted as the sole general partner of Flogistix Parallel Blocker pursuant to an agreement of limited partnership in a form executed by OpCo and Pubco.

(d) At the Applicable Merger Effective Time, by virtue of Merger IV and without any action on the part of any Person, (i) all of the membership interest of Flogistix Upper TE issued and outstanding as of immediately prior to the Applicable Merger Effective Time shall automatically be canceled and cease to exist, (ii) Pubco shall issue to the Flogistix Blocker Shareholders an aggregate of [•] shares of Class A Common Stock, pro rata in accordance with their respective membership interests in Flogistix Upper TE as of immediately prior to the Applicable Merger Effective Time, and (iii) Pubco will be admitted as the sole member of Flogistix Upper TE pursuant to a limited liability company agreement in a form executed by Pubco.

(e) At the Applicable Merger Effective Time, by virtue of Merger V and without any action on the part of any Person, (i) all of the membership interest of Flogistix Upper FI issued and outstanding as of immediately prior to the Applicable Merger Effective Time shall automatically be canceled and cease to exist, (ii) Pubco shall issue to the Flogistix Blocker Shareholders an aggregate of [•] shares of Class A Common Stock, pro rata in accordance with their respective membership interests in Flogistix Upper FI as of immediately prior to the Applicable Merger Effective Time, and (iii) Pubco will be admitted as the sole member of Flogistix Upper FI pursuant to a limited liability company agreement in a form executed by Pubco.

(f) At the Applicable Merger Effective Time, by virtue of the Pubco Mergers and without any action on the part of any Person, (i) all of the common stock of each of Surviving Company I and Surviving Company II, (ii) the general partner interest and the limited partnership interest of Surviving Company III, and (iii) the membership interest of each of Surviving Company IV and Surviving Company V, shall be automatically cancelled and cease to exist.

(g) At the Applicable Merger Effective Time, by virtue of the Parallel Intermediate Merger and without any action on the part of any Person, all of the membership interest of Flogistix Parallel Intermediate issued and outstanding as of immediately prior to the Applicable Merger Effective Time shall automatically be canceled and cease to exist.

2.2 Withholding Rights. Pubco and its Affiliates and agents shall be entitled to deduct and withhold from any amounts otherwise required to be paid pursuant to this Agreement such amounts as are required to be deducted and withheld under the Code or any provision of state, local or foreign tax law, and Pubco shall properly remit, or cause to be remitted, such amounts to the relevant Governmental Entity. Any deducted or withheld amounts that are properly remitted to the relevant Governmental Entity shall be treated for all purposes of this Agreement as having been paid to the Persons otherwise entitled thereto.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Parties. The Parties herby affirm to each other Party the representations and warranties made by each such Party set forth in Article IV of the Reorganization Agreement, as applicable, as if made on and as of the date hereof.

ARTICLE IV

MISCELLANEOUS

4.1 Entire Agreement; Construction. This Agreement, including the Reorganization Agreement and the Exhibits, shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter.

4.2 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile, e-mail or ..pdf format signature(s).

4.3 Indemnification.

(a) The Estis Blocker Shareholder shall indemnify, defend and hold harmless Pubco from and against any and all Damages suffered by Pubco and its Subsidiaries (including, following the Closing, the Surviving Companies) by reason of or resulting from (i) any Liabilities (other than Taxes) of Estis Blocker attributable to the period prior to the Applicable Merger Effective Time, and (ii) any Taxes of Estis Blocker attributable to any taxable periods (or portions thereof) ending on or prior to the Closing Date (determined, in the case of any Straddle Period, in accordance with Section 4.4(a)).

(b) The FPS Blocker Shareholder shall indemnify, defend and hold harmless Pubco from and against any and all Damages suffered by Pubco and its Subsidiaries (including, following the Closing, the Surviving Companies) by reason of or resulting from (i) any Liabilities (other than Taxes) of FPS Blocker attributable to the period prior to the Applicable Merger Effective Time, and (ii) any Taxes of FPS Blocker attributable to any taxable periods (or portions thereof) ending on or prior to the Closing Date (determined, in the case of any Straddle Period, in accordance with Section 4.4(a)).

(c) WD Thunder CV Parallel shall indemnify, defend and hold harmless Pubco from and against any and all Damages suffered by Pubco and its Subsidiaries (including, following the Closing, the Surviving Companies) by reason of or resulting from (i) any Liabilities (other than Taxes) of Flogistix Parallel Blocker attributable to the period prior to the Applicable Merger Effective Time, and (ii) any Taxes of Flogistix Parallel Blocker attributable to any taxable periods (or portions thereof) ending on or prior to the Closing Date (determined, in the case of any Straddle Period, in accordance with Section 4.4(a)).

(d) Each of the Flogistix Blocker Shareholders shall, severally but not jointly in accordance with such Flogistix Blocker Shareholders’ respective membership interests in Flogistix Upper TE as of immediately prior to the Applicable Merger Effective Time, indemnify, defend and hold harmless Pubco from and against any and all Damages suffered by Pubco and its Subsidiaries (including, following the Closing, the Surviving Companies) by reason of or resulting from (i) any Liabilities (other than Taxes) of Flogistix Upper TE attributable to the period prior to the Applicable Merger Effective Time, and (ii) any Taxes of Flogistix Upper TE attributable to any taxable periods (or portions thereof) ending on or prior to the Closing Date (determined, in the case of any Straddle Period, in accordance with Section 4.4(a)).

(e) Each of the Flogistix Blocker Shareholders shall, severally but not jointly in accordance with such Flogistix Blocker Shareholders’ respective membership interests in Flogistix Upper FI as of immediately prior to the Applicable Merger Effective Time, indemnify, defend and hold harmless Pubco from and against any and all Damages suffered by Pubco and its Subsidiaries (including, following the Closing, the Surviving Companies) by reason of or resulting from (i) any Liabilities (other than Taxes) of Flogistix Upper FI attributable to the period prior to the Applicable Merger Effective Time, and (ii) any Taxes of Flogistix Upper FI attributable to any taxable periods (or portions thereof) ending on or prior to the Closing Date (determined, in the case of any Straddle Period, in accordance with Section 4.4(a)).

(f) For purposes of determining the amount of any Damages that are indemnifiable pursuant to this Section 4.3, any such Damages with respect to a Blocker Entity shall be reduced, dollar-for-dollar but not below zero, by the amount of any cash and cash equivalents and other current assets of such Blocker Entity as of the Applicable Merger Effective Time.

4.4 Tax Matters.

(a) For the purposes of this Agreement, in the case of any taxable period that includes (but does not end on) the Closing Date (a “Straddle Period”), (a) the amount of any Taxes, other than Taxes described in clause (b), attributable to the portion of such Straddle Period ending on the Closing Date will be determined based on an interim closing of the books as of the end of the day on the Closing Date, and (b) the amount of any property, ad valorem or similar Taxes imposed on a period basis attributable to the portion of such Straddle Period ending on the Closing Date will be deemed to be the amount of such Taxes for the entire Straddle Period, multiplied by a fraction, the numerator of which is the number of days in the portion of such Straddle Period ending on and including the Closing Date, and the denominator of which is the total number of days in such Straddle Period. For the purposes of determining Taxes that are attributable to a taxable period (or portion thereof) ending on or prior to the Closing Date, if any Blocker Entity is a partner in a partnership (including OpCo) such Blocker Entity shall be treated, solely for purposes of determining the year to which the partnership’s items of income, gain, loss, deduction and credit are allocated, as selling or exchanging its entire interest in the partnership at the end of the Closing Date, and such allocation shall be based on an interim closing of the books as of the end of the day on the Closing Date pursuant to Section 706 of the Code.

(b) Pubco shall prepare and file all Tax Returns required to be filed by the Blocker Entities with respect to any taxable period beginning on or prior to the Closing Date in a reasonable and good faith manner and consistent with past practices of such Blocker Entity, except as required by applicable Law. Pubco shall provide, or cause to be provided, to the applicable Blocker Shareholder(s), a copy of any such Tax Return at least 30 days prior to filing for review, comment and written approval by the applicable Blocker Shareholder(s) prior to filing (such approval not to be unreasonably withheld, conditioned or delayed). Unless otherwise required by applicable Law, Pubco shall not, and shall not cause or permit any Blocker Entity to, amend any Tax Return of a Blocker Entity with respect to any taxable period (or portions thereof) ending on or prior to the Closing Date without the prior written approval of the applicable Blocker Shareholder(s) (such approval not to be unreasonably withheld, conditioned or delayed).

(c) Pubco shall conduct any audit or other proceeding with respect to Taxes of each Blocker Entity attributable to any taxable period (or portion thereof) ending on or prior to the Closing Date (each, a “Tax Proceeding”) in a reasonable and good faith manner. Without limiting the foregoing, Pubco (i) shall inform the applicable Blocker Shareholder(s) within 10 days of the receipt of any notice of such Tax Proceeding, (ii) shall keep such applicable Blocker Shareholder(s) informed of all material communications with the relevant taxing authority and allow such applicable Blocker Shareholder(s) to participate, at their own expense, in such Tax Proceeding, and (iii) shall not settle or compromise, or permit any Blocker Entity to settle or compromise any such Tax Proceeding without the prior written approval of the applicable Blocker Shareholder(s) (such approval not to be unreasonably withheld, conditioned or delayed).

(d) Any refund (or credit or offset in lieu thereof) of Taxes of a Blocker Entity (other than any refund resulting from the carryback of a net operating loss or other Tax attribute from a period beginning after the Closing Date to a period ending on or prior to the Closing Date) received by a Blocker Entity (or by Pubco or its Subsidiaries with respect to a Blocker Entity) for any taxable period (or portions thereof) ending on or prior to the Closing Date (determined, in the case of any Straddle Period, in accordance with Section 4.4(a)) shall be for the account of the applicable Blocker Shareholder(s). Pubco shall pay over, or cause to be paid over, to the applicable Blocker Shareholder(s) the amount of any such refund, credit or offset (including any interest received from a Governmental Authority in respect thereof), net of any reasonable out-of-pocket costs incurred by Pubco or its affiliates in obtaining such refund or credit, within fifteen (15) days after receipt thereof or, in the case of a credit in lieu of a Tax refund, after Pubco files a Tax Return on which such credit results in a reduction in cash Taxes owed.

4.5 Survival. This Article IV, Section 1.4, and those covenants and agreements contained herein and therein that by their terms expressly apply in whole or in part after the Closings shall survive the consummation of the Mergers. All other representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Mergers.

4.6 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be given as set forth in Section 5.3 of the Reorganization Agreement.

4.7 Waiver The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

4.8 Enforcement. Each Party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

4.9 Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

4.10 Amendment. This Agreement may not be modified or amended except by an agreement in writing signed by Pubco and the Blocker Entity Shareholders.

4.11 Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

4.12 Governing Law; Submission to Jurisdiction.

(a) This Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to the conflicts of law rules of such State that would result in the application of the laws of any other State.

(b) The Parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any Party or any of its affiliates or against any party or any of its affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 4.6 shall be deemed effective service of process on such party.

4.13 Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Parties agree that the Party or Parties to this Agreement who are or are to be thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief of its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that the remedies at law for any breach or threatened breach of this Agreement, including monetary damages, are inadequate compensation for any monetary loss, that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived, and that any requirements for the securing or posting of any bond with such remedy are hereby waived.

4.14 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

4.15 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4.16 Further Assurances. At any time or from time to time after the date hereof, the Parties agree to cooperate with each other, and at the request of any other Party, to execute and deliver any further instruments or documents and to take all such further action as the other Party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the Parties hereunder.

ARTICLE V

DEFINITIONS

5.1 Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 5.1:

“Affiliate” means, when used with respect to a specified Person and at a point in, or with respect to a period of, time, a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person at such point in or during such period of time. For the purposes of this definition, “control”, when used with respect to any specified Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by contract or otherwise.

“Damages” means any and all losses, damages, liabilities, Taxes, costs and expenses (including reasonable attorneys’ fees and expenses); provided, however that “Damages” shall not include (a) punitive damages, unless any of the foregoing are actually awarded and paid to a third party as part of a third party claim, (b) lost profits, lost opportunity or diminution in reputation or (c) indirect losses, special damages, consequential damages or diminution in value unless such damages were the reasonably foreseeable result of the underlying event or Action giving rise to such Damages.

“Governmental Entity” means any nation or government, any state, municipality or other political subdivision thereof and any entity, body, agency, commission, department, board, bureau or court, whether domestic, foreign, multinational, or supranational exercising executive, legislative, judicial, regulatory, self-regulatory or administrative functions of or pertaining to government and any executive official thereof.

“Law” means applicable U.S. or non-U.S. federal, national, supranational, state, provincial, local or similar statute, law, ordinance, regulation, rule, code, income tax treaty, order, requirement or rule of law (including common law) or other binding directives promulgated, issued, entered into or taken by any Governmental Entity.

“Liabilities” means any and all indebtedness, liabilities, costs, expenses, Taxes, interest and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured, known or unknown, reserved or unreserved, or determined or determinable, including those arising under any Law, Action, whether asserted or unasserted, or order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Entity and those arising under any contract or any fines, damages or equitable relief which may be imposed and including all costs and expenses related thereto.

“Person” means any natural person, firm, individual, corporation, business trust, joint venture, association, bank, land trust, trust company, company, limited liability company, partnership, or other organization or entity, whether incorporated or unincorporated, or any Governmental Entity.

“Subsidiary” means with respect to any Person (i) a corporation, 50% or more of the voting or capital stock of which is, as of the time in question, directly or indirectly owned by such Person; and (ii) any other Person in which such Person, directly or indirectly, owns 50% or more of the equity or economic interest thereof or has the power to elect or direct the election of 50% or more of the members of the governing body of such entity.

“Tax” or “Taxes” means (a) all taxes, charges, fees, duties, levies, imposts, rates or other assessments or governmental charges in the nature of a tax imposed by any federal, state, local or non-United States Taxing Authority, including, without limitation, income, gross receipts, employment, estimated, excise, severance, stamp, occupation, premium, windfall profits, environmental, custom duties, property, sales, use, license, capital stock, transfer, franchise, registration, payroll, withholding, social security, unemployment, disability, value added, alternative or add-on minimum or other taxes, whether disputed or not, and including any interests, penalties, charges or additions attributable thereto, (b) liability for the payment of any amount of the type described in clause (a) above arising as a result of being (or having been) a member of any group or being (or having been) included or required to be included in any Tax Return related thereto, and (c) liability for the payment of any amount of the type described in clauses (a) or (b) above as a result of transferee or successor liability or any express or implied obligation to indemnify or otherwise assume or succeed to the liability of any other Person.

“Tax Return” shall mean any return, report, certificate, form or similar statement or document (including any related supporting information or schedule attached thereto and any information return, amended tax return, claim for refund or declaration of estimated tax) supplied to or filed with, or required to be supplied to or filed with, a Taxing Authority, in each case, in connection with the determination, assessment or collection of any Tax or the administration of any laws, regulations or administrative requirements relating to any Tax.

“Taxing Authority” shall mean any Governmental Entity or any subdivision, agency, commission or entity thereof or any quasi-governmental or private body having jurisdiction over the assessment, determination, collection or imposition of any Tax (including the Internal Revenue Service).

5.2 References; Interpretation. References in this Agreement to any gender include references to all genders, and references to the singular include references to the plural and vice versa. Unless the context otherwise requires, the words “include”, “includes” and “including” when used in this Agreement shall be deemed to be followed by the phrase “without limitation”. Unless the context otherwise requires, references in this Agreement to Articles, Sections, and Exhibits shall be deemed references to Articles and Sections of, and Exhibits to, this Agreement. Unless the context otherwise requires, the words “hereof”, “hereby” and “herein” and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement. The words “written request” when used in this Agreement shall include email. Reference in this Agreement to any time shall be to New York City, New York time unless otherwise expressly provided herein. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder. Unless otherwise expressly provided herein, whenever a Party’s consent is required under this Agreement, such consent may be withheld, delayed or conditioned by such Party in its sole and absolute discretion, and whenever any action hereunder is at a Party’s discretion, such action shall be at such Party’s sole and absolute discretion.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first written above.

Flowco Holdings Inc.

By:
Name:
Title:

Flowco MergeCo LLC

By:
Name:
Title:

GEC Estis Holdings LLC

By:
Name:
Title:

Flowco Production Solutions, L.L.C.

By:
Name:
Title:

Flogistix Holdings LLC

By:
Name:
Title:

GEC III-GI Estis Blocker Corp.

By:
Name: Jonathan B. Fairbanks
Title:

[Signature Page to Agreement and Plan of Merger]

GEC III-B-GI LP

By: GEC Group B Ltd., its general partner

By:
Name: Jonathan B. Fairbanks
Title:

GEC III-GI FPS Blocker Corp.

By:
Name: Jonathan B. Fairbanks
Title:

GEC III-GI LP

By: GEC Capital Group III, LP, its general partner

By: GEC Group Ltd., its general partner

By:
Name: Jonathan B. Fairbanks
Title:

[Signature Page to Agreement and Plan of Merger]

WD Thunder CV Parallel Blocker LP

By: WD Thunder CV GP LP, its General Partner

By: WD Thunder CV Ultimate GP LLC, its General Partner

By:
Name: Varun Babbili
Title: Manager

WDE Flogistix Upper FI, LLC

By: WD Thunder CV GP LP, its Manager

By: WD Thunder CV Ultimate GP LLC, its General Partner

By:
Name: Varun Babbili
Title: Manager

WDE Flogistix Upper TE, LLC

By: WD Thunder CV GP LP, its Manager

By: WD Thunder CV Ultimate GP LLC, its General Partner

By:
Name: Varun Babbili
Title: Manager

WD Thunder CV Parallel LP

By: WD Thunder CV GP LP, its General Partner

By: WD Thunder CV Ultimate GP LLC, its General Partner

By:
Name: Varun Babbili
Title: Manager

[Signature Page to Agreement and Plan of Merger]

WD Thunder CV IND LP

By: WD Thunder CV GP LP, its General Partner

By: WD Thunder CV Ultimate GP LLC, its General Partner

By:
Name: Varun Babbili
Title: Manager

WD Thunder CV LP

By: WD Thunder CV GP LP, its General Partner

By: WD Thunder CV Ultimate GP LLC, its General Partner

By:
Name: Varun Babbili
Title: Manager

WD Thunder CV Parallel Intermediate LLC

By: WD Thunder CV GP LP, its Manager

By: WD Thunder CV Ultimate GP LLC, its General Partner

By:
Name: Varun Babbili
Title: Manager

[Signature Page to Agreement and Plan of Merger]

Flowco Merger Sub I Inc.

By: Flowco Holdings Inc., its sole stockholder

By:
Name:
Title:

Flowco Merger Sub II Inc.

By: Flowco Holdings Inc., its sole stockholder

By:
Name:
Title:

Flowco Merger Sub III Inc.

By: Flowco Holdings Inc., its sole stockholder

By:
Name:
Title:

Flowco Merger Sub IV Inc.

By: Flowco Holdings Inc., its sole stockholder

By:
Name:
Title:

Flowco Merger Sub V Inc.

By: Flowco Holdings Inc., its sole stockholder

By:
Name:
Title:

[Signature Page to Agreement and Plan of Merger]

EXHIBIT A-1

Certificate of Merger (Merger I)

CERTIFICATE OF MERGER

MERGING

FLOWCO MERGER SUB I INC.

WITH AND INTO

GEC III-GI ESTIS BLOCKER CORP.

January [•], 2025

Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law (the “DGCL”), the undersigned corporation executed the following Certificate of Merger:

1. The name and state of incorporation of each of the constituent entities of the merger (the “Constituent Entities”) are as follows:

Name	State Of Incorporation

Flowco Merger Sub I Inc.	Delaware

GEC III-GI Estis Blocker Corp.	Delaware

2. An agreement and plan of merger (the “Merger Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the Constituent Entities the DGCL.

3. The name of the surviving corporation is GEC III-GI Estis Blocker Corp. (the “Surviving Company”).

4. The Certificate of Incorporation of the Surviving Company shall be its Certificate of Incorporation.

5. The executed Merger Agreement is on file at 1300 Post Oak Blvd., Suite 450, Houston, TX 77056, the place of business of the Surviving Company.

6. A copy of the Merger Agreement will be furnished by the Surviving Company to any stockholder of any of the Constituent Entities.

7. This Certificate of Merger shall be effective upon filing with the Secretary of State of the State of Delaware.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Surviving Company has caused this certificate to be signed by an authorized officer as of the [•] day of January, 2025.

GEC III-GI ESTIS BLOCKER CORP.

By:
Name:
Title:

EXHIBIT A-2

Certificate of Merger (Merger II)

CERTIFICATE OF MERGER

MERGING

FLOWCO MERGER SUB II INC.

WITH AND INTO

GEC III-GI FPS BLOCKER CORP.

January [•], 2025

Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law (the “DGCL”), the undersigned corporation executed the following Certificate of Merger:

1. The name and state of incorporation of each of the constituent entities of the merger (the “Constituent Entities”) are as follows:

Name	State Of Incorporation

Flowco Merger Sub II Inc.	Delaware

GEC III-GI FPS Blocker Corp.	Delaware

2. An agreement and plan of merger (the “Merger Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the Constituent Entities in accordance with the DGCL.

3. The name of the surviving corporation is GEC III-GI FPS Blocker Corp. (the “Surviving Company”).

4. The Certificate of Incorporation of the Surviving Company shall be its Certificate of Incorporation.

5. The executed Merger Agreement is on file at 1300 Post Oak Blvd., Suite 450, Houston, Texas 77056, the place of business of the Surviving Company.

6. A copy of the Merger Agreement will be furnished by the Surviving Company to any stockholder of any of the Constituent Entities.

7. This Certificate of Merger shall be effective upon filing with the Secretary of State of the State of Delaware.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Surviving Company has caused this certificate to be signed by an authorized officer as of the [•] day of January, 2025.

GEC III-GI FPS Blocker Corp.

By:
Name:
Title:

EXHIBIT A-3

Certificate of Merger (Merger III)

CERTIFICATE OF MERGER

MERGING

FLOWCO MERGER SUB III INC.

WITH AND INTO

WD THUNDER CV PARALLEL BLOCKER LP

January [•], 2025

Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law (the “DGCL”), Section 17-211 Delaware Revised Uniform Limited Partnership Act (the “DRULPA”), the undersigned corporation executed the following Certificate of Merger:

1. The name and state of incorporation or formation of each of the constituent entities of the merger (the “Constituent Entities”) are as follows:

Name	State Of Incorporation or Formation

Flowco Merger Sub III Inc.	Delaware

WD Thunder CV Parallel Blocker LP	Delaware

2. An agreement and plan of merger (the “Merger Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the Constituent Entities in accordance with the DGCL and the DRULPA.

3. The name of the surviving limited partnership is WD Thunder CV Parallel Blocker LP (the “Surviving Entity”).

4. The Certificate of Limited Partnership of the Surviving Entity shall be amended and restated in the form attached hereto as Annex I.

5. The executed Merger Agreement is on file at 1300 Post Oak Blvd., Suite 450, Houston, TX 77056, the place of business of the Surviving Entity.

6. A copy of the Merger Agreement will be furnished by the Surviving Company to any stockholder or partner of any of the Constituent Entities.

7. This Certificate of Merger shall be effective upon filing with the Secretary of State of the State of Delaware.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Surviving Entity has caused this certificate to be signed by the general partner as of the [•] day of January, 2025.

WD THUNDER CV PARALLEL BLOCKER LP

By: Flowco MergeCo LLC, its General Partner

By:
Name:
Title:

ANNEX I

Amended and Restated Certificate of Limited Partnership

AMENDED AND RESTATED

CERTIFICATE OF LIMITED PARTNERSHIP

OF

WD THUNDER CV PARALLEL BLOCKER LP

January [•], 2025

This Amended and Restated Certificate of Limited Partnership of WD Thunder CV Parallel Blocker LP is being executed and filed by the undersigned general partner under the Delaware Revised Uniform Limited Partnership Act to amend and restate that certain Certificate of Limited Partnership filed January 17, 2024. The undersigned hereby certifies as follows:

1. Name. The name of the limited partnership is WD Thunder CV Parallel Blocker LP (the “Partnership”).

2. Registered Office; Registered Agent. The address of the registered office of the Partnership required to be maintained by Section 17-104 of the Act is:

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

The name and the address of the registered agent for service of process required to be maintained by Section 17-104 of the Act are:

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

3. General Partner. The name and mailing address of the sole general partner is:

Flowco MergeCo LLC

1300 Post Oak Blvd., Suite 450

Houston, Texas 77056

4. Effective Date. This Certificate of Limited Partnership shall become effective upon filing with the Secretary of State of the State of Delaware.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Limited Partnership on the date first written above.

FLOWCO MERGECO LLC, General Partner

By:
Name:
Title:

EXHIBIT A-4

Certificate of Merger (Merger IV)

CERTIFICATE OF MERGER

MERGING

FLOWCO MERGER SUB IV INC.

WITH AND INTO

WDE FLOGISTIX UPPER TE, LLC

January [•], 2025

Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law (the “DGCL”) and Section 18-209 of the Delaware Limited Liability Company Act (the “Act”), the undersigned limited liability company executed the following Certificate of Merger:

1. The name and state of incorporation or formation of each of the constituent entities of the merger (the “Constituent Entities”) are as follows:

Name	State of Incorporation or Formation

Flowco Merger Sub IV Inc.	Delaware

WDE Flogistix Upper TE, LLC	Delaware

2. An agreement and plan of merger (the “Merger Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the Constituent Entities in accordance with the DGCL and the Act.

3. The name of the surviving limited liability company is WDE Flogistix Upper TE, LLC (the “Surviving Company”).

4. The Certificate of Formation of the surviving limited liability company shall be its Certificate of Formation.

5. The executed Merger Agreement is on file at 1300 Post Oak Blvd., Suite 450, Houston, TX 77056, the place of business of the Surviving Company.

6. A copy of the Merger Agreement will be furnished by the Surviving Company to any stockholder or member of any of the Constituent Entities.

7. This Certificate of Merger shall be effective upon filing with the Secretary of State of the State of Delaware.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Surviving Company has caused this certificate to be signed by an authorized officer as of the [•] day of January, 2025.

WDE FLOGISTIX UPPER TE, LLC

By:
Name:
Title:

EXHIBIT A-5

Certificate of Merger (Merger V)

CERTIFICATE OF MERGER

MERGING

FLOWCO MERGER SUB V INC.

WITH AND INTO

WDE FLOGISTIX UPPER FI, LLC

January [•], 2025

Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law (the “DGCL”) and Section 18-209 of the Delaware Limited Liability Company Act (the “Act”), the undersigned limited liability company executed the following Certificate of Merger:

1. The name and state of incorporation or formation of each of the constituent entities of the merger (the “Constituent Entities”) are as follows:

Name	State Of Incorporation or Formation

Flowco Merger Sub V Inc.	Delaware

WDE Flogistix Upper FI, LLC	Delaware

2. An agreement and plan of merger (the “Merger Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the Constituent Entities in accordance with the DGCL and the Act.

3. The name of the surviving limited liability company is WDE Flogistix Upper FI, LLC (the “Surviving Company”).

4. The Certificate of Formation of the Surviving Company shall be its Certificate of Formation.

5. The executed Merger Agreement is on file at 1300 Post Oak Blvd., Suite 450, Houston, TX 77056, the place of business of the Surviving Company.

6. A copy of the Merger Agreement will be furnished by the Surviving Company to any stockholder or member of any of the Constituent Entities.

7. This Certificate of Merger shall be effective upon filing with the Secretary of State of the State of Delaware.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Surviving Company has caused this certificate to be signed by an authorized officer as of the [•] day of January, 2025.

WDE FLOGISTIX UPPER FI, LLC

By:
Name:
Title:

EXHIBIT B

Certificate of Merger (Pubco Mergers)

CERTIFICATE OF MERGER

MERGING

GEC III-GI ESTIS BLOCKER CORP.,

GEC III-GI FPS BLOCKER CORP.,

WD THUNDER CV PARALLEL BLOCKER LP,

WDE FLOGISTIX UPPER TE, LLC,

WDE FLOGISTIX UPPER FI, LLC

WITH AND INTO

FLOWCO HOLDINGS INC.

January [•], 2025

Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law (the “DGCL”), Section 18-209 of the Delaware Limited Liability Company Act (“the Act”) and Section 17- 211 Delaware Revised Uniform Limited Partnership Act (“DRULPA”), the undersigned corporation executed the following Certificate of Merger:

1. The name and state of incorporation or formation of each of the constituent entities of the merger (the “Constituent Entities”) are as follows:

Name	State Of Incorporation or Formation

GEC III-GI Estis Blocker Corp.	Delaware

GEC III-GI FPS Blocker Corp.	Delaware

WD Thunder CV Parallel Blocker LP	Delaware

WDE Flogistix Upper TE, LLC	Delaware

WDE Flogistix Upper FI, LLC	Delaware

Flowco Holdings Inc.	Delaware

2. An agreement and plan of merger (the “Merger Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the Constituent Entities in accordance with the DGCL, the Act and DRUPLA.

3. The name of the surviving corporation is Flowco Holdings Inc. (the “Surviving Company”)

4. The Certificate of Incorporation of the Surviving Company shall be its Certificate of Incorporation.

5. The executed Merger Agreement is on file at 1300 Post Oak Blvd., Suite 450, Houston, TX 77056, the place of business of the Surviving Company.

6. A copy of the Merger Agreement will be furnished by the Surviving Company to any stockholder, member or limited partner of any of the Constituent Entities.

7. This Certificate of Merger shall be effective upon filing with the Secretary of State of the State of Delaware.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Surviving Company has caused this certificate to be signed by an authorized officer as of the [•] day of January, 2025.

FLOWCO HOLDINGS INC.

By:
Name:
Title:

EXHIBIT C

Certificate of Merger (Parallel Intermediate Merger)

CERTIFICATE OF MERGER

MERGING

WD THUNDER CV PARALLEL INTERMEDIATE LLC

WITH AND INTO

FLOWCO HOLDINGS INC.

January [•], 2025

Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law (the “DGCL”) and Section 18-209 of the Delaware Limited Liability Company Act (the “Act”), the undersigned limited liability company executed the following Certificate of Merger:

1. The name and state of incorporation or formation of each of the constituent entities of the merger (the “Constituent Entities”) are as follows:

Name	State Of Incorporation or Formation

WD Thunder CV Parallel Intermediate LLC	Delaware

Flowco Holdings Inc.	Delaware

2. An agreement and plan of merger (the “Merger Agreement”) has been approved, adopted, certified, executed and acknowledged by each of the Constituent Entities in accordance with the DGCL and the Act.

3. The name of the surviving corporation is Flowco Holdings Inc. (the “Surviving Company”).

4. The Certificate of Incorporation of the Surviving Company shall be its Certificate of Incorporation.

5. The executed Merger Agreement is on file at 1300 Post Oak Blvd., Suite 450, Houston, TX 77056, the place of business of the Surviving Company.

6. A copy of the Merger Agreement will be furnished by the Surviving Company to any stockholder or member of any of the Constituent Entities.

7. This Certificate of Merger shall be effective upon filing with the Secretary of State of the State of Delaware.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Surviving Company has caused this certificate to be signed by an authorized officer as of the [•] day of January, 2025.

FLWOCO HOLDINGS INC.

By:
Name:
Title:

Exhibit G

Tax Receivable Agreement

Exhibit H

Stockholders Agreement

Exhibit I

Registration Rights Agreement

Exhibit J

2025 Equity and Incentive Plan

Schedule I -Blocker Entities, Blocker Merger Subs and Blocker Entity Shareholders

Blocker Entities	Domicile
GEC III-GI Estis Blocker Corp.
GEC III-GI FPS Blocker Corp.
WD Thunder CV Parallel Blocker LP
WDE Flogistix Upper TE, LLC
WDE Flogistix Upper FI, LLC

Blocker Entity Shareholders
GEC III-B-GI LP
GEC III-GI LP
WD Thunder CV IND LP
WD Thunder CV LP
WD Thunder CV Parallel LP

Blocker Merger Subs
Flowco Merger Sub I Inc.	Delaware
Flowco Merger Sub II Inc.	Delaware
Flowco Merger Sub III Inc.	Delaware
Flowco Merger Sub IV Inc.	Delaware
Flowco Merger Sub V Inc.	Delaware

Schedule II – Holdings Entity IPO Liquidating Distribution Schedules